UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 28, 2009
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Revolving Loan and Security Agreement with WGI Investor LLC

On October 28, 2009, each of WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC and Ojo Video Phones LLC (collectively, the “WGAT Entities”) entered into a Revolving Loan and Security Agreement (the “Revolving Loan”) with WGI Investor LLC (“WGI”), pursuant to which WGI will provide to the WGAT Entities, a line of credit in a principal amount of $3,000,000.  In addition, on October 28, 2009, pursuant to the Revolving Loan, the WGAT Entities issued a Revolving Promissory Note (the “Revolving Promissory Note”), in a principal amount of $3,000,000, to WGI.

Pursuant to the Revolving Loan and the Revolving Promissory Note,

•	WGI agrees to lend from time to time, as requested by any WGAT Entity, amounts up to $3,000,000;

•	interest shall accrue on any loan advances at the rate of 10% per annum;

•	the initial payment of accrued interest shall be paid on June 1, 2010 and monthly thereafter;

•	principal amounts repaid by the WGAT Entities are available for re-borrowing;

•	all outstanding principal and interest outstanding are required to repaid on October 28, 2014;

•	the WGAT Entities granted WGI a security interest in all assets of the WGAT Entities;

•	the WGAT Entities made customary representations and covenants to WGI;

•
any loan advance requires the satisfaction of the following conditions: receipt by WGI of an executed notice of borrowing; the representations and warranties of the WGAT Entities shall be true in all material respects on the date of the notice of borrowing and the loan date; no event of default shall have occurred and be continuing or result from such loan advance; and there shall not have occurred, in WGI’s sole discretion, any material adverse change; and

•
upon the occurrence of an event of default, (1) WGI may require repayment of all outstanding amounts under the Revolving Loan, may terminate its commitment to make additional loans to the WGAT Entities, and may exercise its rights with respect to the security interest in all of the assets of the WGAT Entities and (2) all outstanding amounts under the Revolving Loan will bear interest at the rate of 15% per annum.

WorldGate Communications, Inc. (the “Company”) is majority owned by WGI.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a director of the Company and has an indirect ownership interest in WGI.  As a result of these relationships, each of WGI, Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano may be deemed to have a direct or indirect interest in the transactions contemplated by the Revolving Loan.  Due to the preceding facts, the independent members of the board of directors of the Company separately considered, discussed and approved the Revolving Loan.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.  On October 28, 2009, WorldGate Service, Inc. received $600,000 from WGI pursuant to a notice of borrowing under the Revolving Loan.

The following documents are incorporated by reference into this Current Report on Form 8-K:

•
the Revolving Loan and Security Agreement, dated October 28, 2009, by and among WGI Investor LLC, WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC, filed as Exhibit 10.1 to this Current Report on Form 8-K; and

•
the Revolving Promissory Note, dated October 28, 2009, by WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC  in favor of WGI Investor LLC in a principal amount of $3,000,000, filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Revolving Promissory Note, dated October 28, 2009, by WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC in favor of WGI Investor LLC in a principal amount of $3,000,000

10.1
Revolving Loan and Security Agreement, dated October 28, 2009, by and among WGI Investor LLC, WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: October 30, 2009	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Revolving Promissory Note, dated October 28, 2009, by WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Service LLC, and Ojo Video Phones LLC  in favor of WGI Investor LLC in a principal amount of $3,000,000

10.3
Revolving Loan and Security Agreement, dated October 28, 2009, by and among WGI Investor LLC, WorldGate Communications, Inc., WorldGate Service, Inc., WorldGate Finance, Inc., Ojo Services LLC, and Ojo Video Phones LLC